                                                                   EXHIBIT 10.42




                               FIRST AMENDMENT TO
            FIRST AMENDED AND RESTATED UNSECURED TERM LOAN AGREEMENT
                            AND OTHER LOAN DOCUMENTS

         THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED UNSECURED TERM LOAN AGREEMENT AND OTHER LOAN DOCUMENTS (this "Amendment") made as of this 15th day of February, 2002, by and among RAMCO-GERSHENSON PROPERTIES, L. P., a Delaware limited partnership ("Borrower"), RAMCO-GERSHENSON PROPERTIES TRUST, a Maryland real estate investment trust ("Guarantor"), FLEET NATIONAL BANK ("Fleet"), and FLEET NATIONAL BANK, as Agent (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, Borrower, Guarantor, Agent and Fleet entered into that certain First Amended and Restated Unsecured Term Loan Agreement dated as of September 29, 2000 (the "Loan Agreement"); and

         WHEREAS, pursuant to the Loan Agreement, Borrower executed and delivered that certain Note, dated September 29, 2000, payable to Fleet in the principal face amount of $25,000,000.00 (the "Note"); and

         WHEREAS, Guarantor has executed and delivered to Agent for the benefit of Agent and the "Banks" (as defined in the Loan Agreement) that certain First Amended and Restated Unconditional Guaranty of Payment and Performance dated as of September 29, 2000 (the "Guaranty"); and

         WHEREAS, Borrower has requested that Fleet make an additional advance of $5,000,000.00 to Borrower; and

         WHEREAS, the Agent and Fleet have agreed to make such advance subject to the execution and delivery by Borrower and Guarantor of this Amendment;

         NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

         1. Definitions. All terms used herein which are not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

         2. Additional Advance. Subject to the terms and conditions set forth in this Amendment, each of the Banks severally agrees to lend to the Borrower on the date hereof its Commitment Percentage of the sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) (the "Additional Advance"). The Additional Advance shall constitute a Loan under the Loan Agreement when advanced and shall be evidenced by the Note (as amended herein). Interest shall be payable with respect thereto as provided in the Loan Agreement, as amended herein. The Additional Advance shall be used for working capital purposes of the Borrower and not for any purpose described in Section 6.17 of the Loan Agreement. The

Additional Advance shall be a LIBOR Rate Loan having an interest period of three
(3) months. In no event shall any Interest Period with respect to the Additional Advance extend beyond May 15, 2002.

         3. Modification of the Loan Agreement. Borrower, Guarantor, Fleet and Agent do hereby modify and amend the Loan Agreement as follows:

                  (a) By inserting the following definition in Section 1.1 of the Loan Agreement:

                  "Additional Advance. The additional advance of proceeds of the Loan in the amount of $5,000,000.00, such advance being made on February 15, 2002."

                  (b) By deleting in its entirety the definition of "Maturity Date" contained in Section 1.1 of the Loan Agreement, appearing on page 10 thereof, and inserting in lieu thereof the following definition:

                  "Maturity Date. September 28, 2003, or such earlier date on which the Loans shall become due and payable pursuant to the terms hereof."

                  (c) By deleting in its entirety the definition of "Total Commitment" contained in Section 1.1 of the Loan Agreement, appearing on page 13 thereof, and inserting in lieu thereof the following definition:

                  "Total Commitment. The sum of the Commitment of the Banks, as in effect from time to time. The Total Commitment is Twenty-Seven Million One Hundred Twenty-Five Thousand and No/100 Dollars ($27,125,000.00).";

                  (d) By inserting the following paragraph as Section 2.3(e) of the Loan Agreement:

                  "(e) Notwithstanding anything in this Section 2.3 to the contrary, (i) any portion of the Additional Advance which is a Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the date on which such Base Rate Loan is repaid or is converted to a LIBOR Rate Loan at the per annum rate equal to the sum of the Base Rate plus one and one-fourth percent (1.25%), and (ii) any portion of the Additional Advance which is a LIBOR Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the sum of the LIBOR Rate determined for such Interest Period plus three percent (3%)."

                  (e) By inserting the following sentence at the end of Section
3.2 of the Loan Agreement, appearing on page 16 thereof:

                  "Except with respect to the mandatory payment set forth in
         Section 3.5 below, the principal of the Loans relating to the Additional Advance shall not be prepayable in whole or in part."

                  (f) By deleting in its entirety Section 3.5 of the Loan Agreement, appearing on pages 16 and 17 hereof, and inserting in lieu thereof the following:

                  "Required Amortization. On each December 31, March 31, June 30 and September 30 during the term of the Loans (with the first such date being December 31, 2000) the principal amount of the Loans shall be repaid in separate installments (the "Amortization Payments") on the dates and in the amounts set forth below (each such payment being separate and not in the aggregate):

                  Amortization                                           Amortization
                  Payment Dates                                     Payments for each Date
                  -------------                                     ----------------------
         December 31, 2000, March 31, 2001,                                $500,000.00
         June 30, 2001 and September 30, 2001

         December 31, 2001, March 31, 2002,                                $875,000.00
         June 30, 2002  and September 30, 2002

         December 31, 2002, March 31, 2003                                 $1,125,000.00
         and June 30, 2003

         Maturity Date                                              Remaining balance of Loans

         In addition, Borrower shall pay to Agent for the account of the Banks on May 15, 2002 a separate payment in the amount of $5,000,000.00 as an additional mandatory prepayment of the principal amount of the Loan, which prepayment shall be the prepayment of the Additional Advance. Such prepayment of the Additional Advance shall not be an Amortization Payment. Such prepayment shall be accompanied by the payment of all accrued and unpaid interest on the Additional Advance. None of the Amortization Payments made pursuant to the table set forth above shall be applied against the Additional Advance.

         Prepayments of the Loans pursuant to Section 3.2 shall be applied against the Amortization Payments in the order of earliest maturity. Borrower shall pay to Agent together with all such principal payments such additional amounts as may be due pursuant to Section 4.8."; and

                  (g) By deleting in its entirety Schedule 1 attached to and made a part of the Loan Agreement and inserting in lieu thereof Schedule 1 attached to this Amendment and made a part hereof.

         4. Modification of the Note. Borrower, Fleet and Agent do hereby modify and amend the Note as follows:

                  (a) By deleting the figure "$25,000,000.00" appearing in the top left corner of the Note, and inserting in lieu thereof the figure "$27,125,000.00"; and

                  (b) By deleting the words and figures "TWENTY-FIVE MILLION AND No/100 Dollars ($25,000,000.00)" appearing on Page 1 of the Note, and inserting in lieu thereof the words and numbers "TWENTY-SEVEN MILLION ONE HUNDRED TWENTY-FIVE THOUSAND AND No/100 Dollars ($27,125,000.00)".

         5. Modification of Guaranty. Guarantor, Agent and Fleet do hereby modify and amend the Guaranty by deleting the figure "$25,000,000" appearing in the fourth (4th) line of the second page of the Guaranty, and inserting in lieu thereof the figure "$27,125,000".

         6. Loan Balance. Borrower and Guarantor acknowledge and agree that, following the making of the Additional Advance to Borrower, the outstanding principal balance of the Loans is $27,125,000.00. Borrower and Guarantor represent and warrant to Agent and Fleet that the Additional Advance constitutes Indebtedness permitted pursuant to Section 8.1(h) of the Revolving Credit Agreement and Section 8.1(h) of the Loan Agreement.

         7. References to Loan Agreement, Note and Guaranty. All references in the Loan Documents to the Loan Agreement, the Note and the Guaranty shall be deemed a reference to the Loan Agreement, the Note and the Guaranty as modified and amended herein.

         8. Loan Fee. Simultaneously with the effective date of this Amendment, the Borrower has paid to the Agent for the further payment to each of the Banks a loan commitment and structuring fee in the amount of $10,000.00 for the Additional Advance, which fee shall be fully earned when paid and nonrefundable under any circumstances.

         9. Consent of Guarantor. By execution of this Amendment, Guarantor hereby expressly consents to the modifications and amendments relating to the Loan Agreement and the Note as set forth herein, and Borrower and Guarantor hereby acknowledge, represent and agree that the Loan Documents (including without limitation the Guaranty) remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantor, respectively, enforceable against such Persons in accordance with their respective terms, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.

         10. Representations. Borrower and Guarantor represent and warrant to Agent and the Banks as follows:

                 (a) Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantor, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons,
(iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of


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

notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and
(v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.

                  (b) Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantor enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and the effect of general principles of equity.

                  (c) Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

         11. No Default. By execution hereof, the Borrower and Guarantor certify that the Borrower and Guarantor are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

         12. Closing Conditions. The obligation of the Banks to make the Additional Advance and the effectiveness of this Amendment shall be subject to the satisfaction of the following:

                  (a) This Amendment shall have been duly executed and delivered by the respective parties thereto and shall be in full force and effect.

                  (b) All action on the part of the Borrower and the Guarantor for the valid execution, delivery and performance of this Agreement to which such Person is or to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Agent shall have been provided to the Agent. The Agent shall have received from the Guarantor true copies of the resolutions adopted by its board of directors authorizing the transactions described herein, certified by its secretary as of a recent date to be true and complete.

                  (c) The Borrower shall pay to the Agent the fees required to be paid pursuant to this Amendment.

                  (d) The Borrower and Guarantor shall perform and comply with all terms and conditions herein required to be performed or complied with by or prior to the effectiveness of this Amendment, and there shall exist no Default or Event of Default.

                  (e) The representations and warranties made by the Borrower and Guarantor and their Subsidiaries under the Loan Documents or otherwise made by or on behalf of the Borrower, the Guarantor or any of their respective Subsidiaries in connection therewith or after the date thereof shall have been true and correct in all material respects when made and also shall be true and correct in all material respects as of the date hereof.

                  (f) The Agent shall have received such other documents, instruments, certificates, assurances, consents and approvals as the Agent may reasonably have requested.

         13. Waiver of Claims. Borrower and Guarantor acknowledge, represent and agree that Borrower and Guarantor as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Banks, or any past or present officers, agents or employees of Agent or any of the Banks, and each of Borrower and Guarantor does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

         14. Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Loan Agreement, the Note and the Guaranty remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Agreement, the Note and the Guaranty as modified and amended herein. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Note or the other obligations of Borrower and Guarantor under the Loan Documents (including without limitation the Guaranty).

         15. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

         16. Miscellaneous. This Amendment shall be construed and enforced in accordance with the laws of the State of Michigan. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Loan Documents.

                         [SIGNATURES BEGIN ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

                             BORROWER:
                             --------

                             RAMCO-GERSHENSON PROPERTIES, L.P., a
                             Delaware limited partnership, by its sole general partner

                             By: Ramco-Gershenson Properties Trust, a Maryland real estate investment trust

                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                                      [SEAL]


                             GUARANTOR:
                             ---------

                             RAMCO-GERSHENSON PROPERTIES TRUST,
                             a Maryland real estate investment trust

                             By:
                                 -----------------------------------------------
                                    Name:
                                    Title:

                                                    [SEAL]

                                      FLEET NATIONAL BANK, individually and as Agent

                                      By:
                                           -------------------------------------
                                           Dan Silbert, Director

                                   SCHEDULE 1

                              BANKS AND COMMITMENTS

                                                                Commitment
                                         Commitment             Percentage
                                         ----------             ----------
Fleet National Bank                    $27,125,000.00              100%
100 Federal Street
Boston, Massachusetts  02110
Attn:  Real Estate Division


LIBOR Lending Office
100 Federal Street
Boston, Massachusetts  02110
Attn:  Real Estate Division


Total                                  $27,125,000.00              100%